UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D. C. 20549

FORM N-CSR

Investment Company Act file number: 811-02021

Deutsche Securities Trust

(Exact Name of Registrant as Specified in Charter)

345 Park Avenue

New York, NY 10154-0004

(Address of Principal Executive Offices) (Zip Code)

Registrant’s Telephone Number, including Area Code: (212) 250-3220

Paul Schubert

60 Wall Street

New York, NY 10005

(Name and Address of Agent for Service)

Date of fiscal year end:	11/30

Date of reporting period:	11/30/2015

ITEM 1.	REPORT TO STOCKHOLDERS

November 30, 2015

Annual Report
to Shareholders

Deutsche MLP & Energy Infrastructure Fund

Contents

4 Letter to Shareholders

6 Portfolio Management Review

11 Performance Summary

13 Investment Portfolio

16 Statement of Assets and Liabilities

18 Statement of Operations

20 Statement of Changes in Net Assets

21 Financial Highlights

25 Notes to Financial Statements

38 Report of Independent Registered Public Accounting Firm

39 Information About Your Fund's Expenses

40 Tax Information

41 Advisory Agreement Board Considerations and Fee Evaluation

44 Board Members and Officers

49 Account Management Resources

Deutsche Asset & Wealth Management represents the asset management and wealth management activities conducted by Deutsche Bank AG or any of its subsidiaries, including the Advisor and DeAWM Distributors, Inc.

NOT FDIC/NCUA INSURED NO BANK GUARANTEE MAY LOSE VALUE  NOT A DEPOSIT NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY

This report must be preceded or accompanied by a prospectus. To obtain a summary prospectus, if available, or prospectus for any of our funds, refer to the Account Management Resources information provided in the back of this booklet. We advise you to consider the fund's objectives, risks, charges and expenses carefully before investing. The summary prospectus and prospectus contain this and other important information about the fund. Please read the prospectus carefully before you invest.

Investments in securities of master limited partnerships (MLPs) involve risks that differ from investments in common stock, including risks related to: limited control and limited rights to vote on matters affecting the MLP, potential conflicts of interest between the MLP and the MLP’s general partner, cash flows, dilution and the general partner’s right to require unit-holders to sell their common units at an undesirable time or price. The fund concentrates its investments in the group of industries comprising the energy infrastructure sector, and will therefore be susceptible to adverse economic, environmental, business, regulatory or other occurrences affecting that sector, including among others: substantial price volatility, fluctuations in commodity prices; reduced availability and consumer demand. A change in current tax law or a change in the underlying business mix of a given MLP could result in an MLP being treated as a corporation for U.S. federal income tax purposes (rather than a partnership), which would result in the MLP being required to pay U.S. federal income tax (as well as state and local income taxes) on its taxable income which could reduce the amount of cash available for distribution, result in a reduction of the value of the fund’s investment, or lower income to the fund. The fund’s strategy of investing to a significant degree in MLPs results in the fund being taxed as a regular corporation and involves complicated accounting, tax and valuation issues — especially in the calculation of the fund’s share price. Unlike a traditional open-end mutual fund, the fund is subject to U.S. federal income tax on its taxable income at the graduated rates applicable to corporations, will not benefit from current favorable federal income tax rates on long-term capital gains, and will be subject to state and local, and possibly foreign, income taxes. Refer to the prospectus for more details about tax risks. The securities markets are volatile and the market prices of the fund’s securities may decline. If the market prices of the securities owned by the fund fall, the value of your investment in the fund will decline. Fund management could be wrong in its analysis of industries, companies, economic trends and favor a security that underperforms the market. This fund is non-diversified and can take larger positions in fewer issues, increasing its potential risk. In certain situations, it may be difficult or impossible to sell an investment at an acceptable price. Investing in foreign securities presents certain risks, such as currency fluctuations, political and economic changes, and market risks. Emerging markets tend to be more volatile than the markets of more mature economies, and generally have less diverse and less mature economic structures and less stable political systems than those of developed countries. Investing in derivatives entails special risks relating to liquidity, leverage and credit that may reduce returns and/or increase volatility. The fund may lend securities to approved institutions. See the prospectus for details.

Letter to Shareholders

Dear Shareholder:

The global economy appears to be on track for continued, albeit modest, growth over the next year, with the U.S. leading Europe and Japan. Here at home, employment growth continues, although the pace has slowed in recent months. Housing data is positive and household finances are benefitting from lower levels of debt and debt service, gains in real income and lower energy prices.

Growth overseas, particularly in emerging economies, is a lingering concern. The stronger dollar and sluggish growth abroad have had a negative impact on U.S. exporters and manufacturers, and lower global energy prices have taken a toll on the domestic energy sector. Nevertheless, our economists see sufficient reason to expect the U.S. economy overall to maintain its moderate expansionary path.

For months, the most persistent question has been when the Federal Reserve Board would begin to tighten its monetary policy. That question was answered on December 16, when the Fed bumped short-term rates up by 0.25%. Based on financial data and guidance from the Fed itself, analysts agree that the tightening process is likely to be "low and slow."

As always, we encourage you to visit deutschefunds.com for timely information and insights about economic developments and your Deutsche fund investment. With frequent updates from our CIO Office and economists, we want to ensure that you are equipped to make informed decisions.

Thank you for your continued investment. We appreciate the opportunity to serve your investment needs.

Best regards,

Brian Binder President, Deutsche Funds

Assumptions, estimates and opinions contained in this document constitute our judgment as of the date of the document and are subject to change without notice. Any projections are based on a number of assumptions as to market conditions and there can be no guarantee that any projected results will be achieved. Past performance is not a guarantee of future results.

Portfolio Management Review (Unaudited)

Market Overview and Fund Performance

All performance information below is historical and does not guarantee future results. Returns shown are for Class A shares, unadjusted for sales charges. Investment return and principal fluctuate, so your shares may be worth more or less when redeemed. Current performance may differ from performance data shown. Please visit deutschefunds.com for the most recent month-end performance of all share classes. Fund performance includes reinvestment of all distributions. Unadjusted returns do not reflect sales charges and would have been lower if they had.

Investment Strategy

The fund seeks total return. Under normal circumstances, the fund invests at least 80% of its assets in master limited partnership (MLP) investments and securities issued by energy infrastructure companies.

Deutsche MLP & Energy Infrastructure Fund was launched on February 3, 2015. For its abbreviated fiscal year ended November 30, 2015, the fund returned –25.85%, compared with the Alerian MLP Infrastructure Index return of –29.49%.

The fund seeks total return through its MLP investments and securities issued by energy infrastructure companies. With respect to its MLP investments, the fund invests primarily in publicly traded MLPs that (i) operate or own, directly or indirectly, energy infrastructure related assets, including, but not limited to, assets used in exploring, developing, producing, generating, transporting (including marine), transmitting, operating terminals, storing, gathering, processing, refining, distributing, mining, or marketing of natural gas, natural gas liquids, crude oil, refined petroleum products (including biodiesel and ethanol), coal, or electricity; or (ii) provide energy-related equipment or services.

From early February through the end of May 2015, the energy infrastructure area had mixed performance as the price of oil hovered near $60 per barrel. However, MLPs sold off dramatically from June through the end of November 2015, alongside the price of crude oil, which fell to roughly $40 per barrel. While most MLPs were not immune to the sell-off, the more commodity-sensitive gathering and processing limited partnerships lagged. In August 2015, MLPs fell sharply for much of the month owing to further weakness in oil prices and continued negative sentiment toward the energy sector as a whole. Energy infrastructure stocks briefly turned up toward the end of August owing to the sharp rebound in oil prices, which surged following upbeat economic data in the United States. However, the remainder of the period proved to be difficult for the MLP segment, as continued volatility in crude oil pricing took its toll, along with further negative sentiment regarding energy-related securities.

Positive Contributors to Fund Performance

The fund’s overweight positions in Energy Transfer Partners LP and Boardwalk Pipeline Partners LP contributed significantly to relative performance. Both MLPs feature stable cash flow profiles. In addition, the fund’s lack of holdings in Plains All American Pipeline LP* contributed to relative performance. While Plains All American is one of the most stable MLPs, with diversified, largely fee-based cash flows generated from an interconnected North American crude oil asset base, the fund did not hold the stock due to continued volatility within the broader energy complex and reduced prospects for near-term volume growth.

* Not held in the portfolio as of November 30, 2015.

Negative Contributors to Fund Performance

The fund’s lack of holdings in MarkWest Energy Partners, L.P.* detracted from relative performance during the abbreviated fiscal period. MarkWest is a gathering and processing MLP that outperformed after announcing a favorable growth outlook through 2020. Similarly, the fact that the fund held a position in Williams Partners LP only near the close of the period weighed on relative performance as Williams’ shares were boosted from an acquisition bid by Energy Transfer Equity LP in June of 2015.

* Not held in the portfolio as of November 30, 2015.

"Despite a very difficult period in 2015 for MLPs, we currently believe that longer-term fundamental factors for the sector are positive."

In addition, during the fund’s abbreviated fiscal year from February 3, 2015, through November 30, 2015, a weak oil market and rising cost of capital concerns resulted in "midstream" infrastructure stocks and MLPs meaningfully underperforming the broader equity market. While midstream MLPs are not directly exposed to commodity prices, the precipitous drop in the prices of crude oil and natural gas negatively impacted drilling in these energy sources, which temporarily reduced the need for additional infrastructure investments for these companies.

Outlook and Positioning

Despite a very difficult period in 2015 for MLPs, we currently believe that longer-term fundamental factors for the sector are positive. While the near-term outlook is difficult to predict — and volatility is expected to remain heightened — we believe that MLPs could trade higher than current levels if the commodity price outlook stabilizes and growth in the midstream/MLP sector drives investors to allocate capital to companies and partnerships with the most visible pathways to creating long-term value. During the recently completed fiscal year, portfolio management focused on MLPs with geographically diverse asset portfolios, stable/visible cash flow profiles, ample liquidity to facilitate growth, low-risk project backlogs, manageable capital needs and experienced management teams.

Ten Largest Equity Holdings at November 30, 2015 (64.1% of Net Assets)
1. Enterprise Products Partners LP Provides processing and transportation services to producers and consumers of natural gas liquids	10.0%
2. Spectra Energy Partners LP Owns and operates natural gas transportation and storage assets	9.1%
3. Enbridge Energy Partners LP Transports and stores hydrocarbon energy	8.4%
4. Boardwalk Pipeline Partners LP Transports, gathers and stores natural gas	6.7%
5. ONEOK Partners LP Gathers, processes, stores and transports natural gas	6.2%
6. Enbridge Income Fund Holdings, Inc. Operates as a holding company. The company, through its fund entity, invests in a diversified portfolio of energy infrastructure assets	5.3%
7. Magellan Midstream Partners LP A company involved in the storage, transportation and distribution of refined petroleum products and ammonia	5.2%
8. Energy Transfer Partners LP Owns and operates a diversified portfolio of energy assets	4.7%
9. Pembina Pipeline Corp. Transports, stores and markets petroleum products	4.3%
10. Inter Pipeline Ltd. Owns and operates several crude oil feeder pipeline systems	4.2%

Portfolio holdings and characteristics are subject to change.

For more complete details about the fund's investment portfolio, see page 13. A quarterly Fact Sheet is available on deutschefunds.com or upon request. Please see the Account Management Resources section on page 49 for contact information.

Portfolio Management Team

John W. Vojticek, Managing Director

Portfolio Manager of the fund. Began managing the fund in 2015.

— Joined Deutsche Asset & Wealth Management in 2004; previously worked as Principal at KG Redding and Associates, March 2004–September 2004; and previously Managing Director of Deutsche Asset Management from 1996–March 2004.

— Co-Head and Chief Investment Officer of Liquid Real Assets for Deutsche Asset & Wealth Management.

— Investment industry experience began in 1996.

— BS, University of Southern California.

Manoj H. Patel, CFA, Managing Director

Portfolio Manager of the fund. Began managing the fund in 2015.

— Joined Deutsche Asset & Wealth Management in 2011; previously worked as a Director and Portfolio Manager of infrastructure securities funds at Brookfield Investment Management.

— Co-Head of Infrastructure Securities and Co-Lead Portfolio Manager: Chicago.

— Investment experience began in 2002.

— BS, Indiana University-Bloomington.

Francis X. Greywitt III, Managing Director

Portfolio Manager of the fund. Began managing the fund in 2015.

— Joined Deutsche Asset & Wealth Management in 2005; previously has worked as a REIT analyst with KeyBanc Capital Markets covering the office sector.

— Co-Head of Infrastructure Securities and Co-Lead Portfolio Manager: Chicago.

— Investment industry experience began in 1999.

— BBA, St. Bonaventure University; MBA, University of Chicago.

The views expressed reflect those of the portfolio management team only through the end of the period of the report as stated on the cover. The management team's views are subject to change at any time based on market and other conditions and should not be construed as a recommendation. Past performance is no guarantee of future results. Current and future portfolio holdings are subject to risk.

Terms to Know

The Alerian MLP Infrastructure Index is a composite of energy infrastructure Master Limited Partnerships (MLPs). The index is a capped, float-adjusted, capitalization weighted index, whose constituents earn the majority of their cash flow from the transportation, storage and processing of energy commodities and is disseminated real-time on a price-return basis and on a total-return basis.

Midstream companies are involved in the processing, storing and transporting of oil and/or natural gas.

Overweight means that the fund holds a higher weighting in a given sector or security than the benchmark. Underweight means that the fund holds a lower weighting.

Performance Summary November 30, 2015 (Unaudited)

Class A	Life of Fund*
Cumulative Total Returns as of 11/30/15
Unadjusted for Sales Charge	–25.85%
Adjusted for the Maximum Sales Charge (max 5.75% load)	–30.11%
Alerian MLP Infrastructure Index†	–29.49%
Class C	Life of Fund*
Cumulative Total Returns as of 11/30/15
Unadjusted for Sales Charge	–26.22%
Adjusted for the Maximum Sales Charge (max 1.00% load)	–26.95%
Alerian MLP Infrastructure Index†	–29.49%
Class S	Life of Fund*
Cumulative Total Returns as of 11/30/15
No Sales Charges	–25.70%
Alerian MLP Infrastructure Index†	–29.49%
Institutional Class	Life of Fund*
Cumulative Total Returns as of 11/30/15
No Sales Charges	–25.69%
Alerian MLP Infrastructure Index†	–29.49%

Performance in the Cumulative Total Returns table above and the Growth of an Assumed $10,000 Investment line graph that follows is historical and does not guarantee future results. Investment return and principal fluctuate, so your shares may be worth more or less when redeemed. Current performance may differ from performance data shown. Please visit deutschefunds.com for the Fund's most recent month-end performance. Fund performance includes reinvestment of all distributions. Unadjusted returns do not reflect sales charges and would have been lower if they had.

The gross expense ratios of the Fund, as stated in the fee table of the prospectus dated January 27, 2015 are 2.27%, 3.02%, 2.04% and 1.91% for Class A, Class C, Class S and Institutional Class shares, respectively, and may differ from the expense ratios disclosed in the Financial Highlights tables in this report.

The Fund may charge a 2% fee for redemptions of shares held less than 15 days.

Index returns do not reflect any fees or expenses and it is not possible to invest directly into an index.

Performance figures do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Growth of an Assumed $10,000 Investment (Adjusted for Maximum Sales Charge)
■ Deutsche MLP & Energy Infrastructure Fund — Class A ■ Alerian MLP Infrastructure Index†

The Fund's growth of an assumed $10,000 investment is adjusted for the maximum sales charge of 5.75%. This results in a net initial investment of $9,425.

The growth of $10,000 is cumulative.

Performance of other share classes will vary based on the sales charges and the fee structure of those classes.

* The Fund commenced operations on February 3, 2015.

† The Alerian MLP Infrastructure Index is a composite of energy infrastructure Master Limited Partnerships (MLPs). The index is a capped, float-adjusted, capitalization-weighted index, whose constituents earn the majority of their cash flow from the transportation, storage and processing of energy commodities and is disseminated real-time on a price-return basis and on a total-return basis.

	Class A	Class C	Class S	Institutional Class
Net Asset Value
11/30/15	$ 7.27	$ 7.27	$ 7.26	$ 7.27
2/3/15 (commencement of operations)	$ 10.00	$ 10.00	$ 10.00	$ 10.00
Distribution Information as of 11/30/15
Return of Capital	$ .12	$ .07	$ .13	$ .14

Investment Portfolio as of November 30, 2015

	Shares	Value ($)

Master Limited Partnerships 75.3%
Crude Oil & Refined Products 14.3%
Buckeye Partners LP	1,200	81,228
Fairway Energy Partners LLC (Units), 144A*	10,000	88,081
Genesis Energy LP	1,300	51,155
Magellan Midstream Partners LP	2,000	125,060
		345,524
Diversified Midstream 33.4%
Enbridge Energy Partners LP	8,200	203,770
Energy Transfer Partners LP	3,000	114,630
Enterprise Products Partners LP	9,600	243,744
ONEOK Partners LP	5,000	151,150
Williams Partners LP	3,400	93,228
		806,522
Fee-based Gathering & Processing 5.6%
PennTex Midstream Partners LP	4,061	57,991
Western Gas Partners LP	1,600	76,832
		134,823
Natural Gas Pipelines & Storage 22.0%
Boardwalk Pipeline Partners LP	12,900	163,572
Columbia Pipeline Partners LP	3,525	53,016
EQT Midstream Partners LP	1,400	94,710
Spectra Energy Partners LP	5,200	220,324
		531,622
Total Master Limited Partnerships (Cost $2,075,185)		1,818,491

Common Stocks 21.7%
Crude Oil & Refined Products 4.1%
Inter Pipeline Ltd.	5,800	100,847
Diversified Midstream 16.8%
Enbridge Income Fund Holdings, Inc.	5,900	129,359
Enbridge, Inc.	2,700	95,894
Kinder Morgan, Inc.	990	23,334
Pembina Pipeline Corp.	4,600	105,575
Veresen, Inc.	6,500	51,009
		405,171
Natural Gas Pipelines & Storage 0.8%
Cheniere Energy, Inc.*	413	19,638
Total Common Stocks (Cost $689,771)		525,656

Cash Equivalents 7.8%
Central Cash Management Fund, 0.14% (a) (Cost $187,967)	187,967	187,967

	% of Net Assets	Value ($)

Total Long Positions (Cost $2,952,923)†	104.8	2,532,114
Other Assets and Liabilities, Net	(4.8)	(114,544)
Net Assets	100.0	2,417,570

* Non-income producing security.

† The cost for federal income tax purposes was $2,981,203. At November 30, 2015, net unrealized depreciation for all securities based on tax cost was $449,089. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $154 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $449,243.

(a) Affiliated fund managed by Deutsche Investment Management Americas Inc. The rate shown is the annualized seven-day yield at period end.

144A: Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

Fair Value Measurements

Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds and credit risk). Level 3 includes significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments). The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities.

The following is a summary of the inputs used as of November 30, 2015 in valuing the Fund's investments. For information on the Fund's policy regarding the valuation of investments, please refer to the Security Valuation section of Note A in the accompanying Notes to Financial Statements.

Assets	Level 1	Level 2	Level 3	Total

Master Limited Partnerships (b)	$ 1,730,410	$ —	$ 88,081	$ 1,818,491
Common Stocks (b)	525,656	—	—	525,656
Short-Term Investments	187,967	—	—	187,967
Total	$ 2,444,033	$ —	$ 88,081	$ 2,532,114

There have been no transfers between fair value measurement levels during the period ended November 30, 2015.

(b) See Investment Portfolio for additional detailed categorizations.

Level 3 Reconciliation

The following is a reconciliation of the Fund's Level 3 investments for which significant unobservable inputs were used in determining value:

Master Limited Partnership
Balance as of February 3, 2015	$ —
Net realized gain (loss)	—
Change in unrealized appreciation (depreciation)	(11,919)
Amortization of premium/accretion of discount	—
Purchases	100,000
(Sales)	—
Transfers into Level 3	—
Transfers out of Level 3	—
Balance as of November 30, 2015	$ 88,081
Net change in unrealized appreciation (depreciation) from investments still held as of November 30, 2015	$ (11,919)

Quantitative Disclosure About Significant Unobservable Inputs
Asset Class	Fair Value at 11/30/15	Valuation Technique	Unobservable Input
Master Limited Partnership: Crude Oil & Refined Products	$ 88,081	Market Approach	Last Traded Price Adjusted for Proxy

Qualitative Disclosure About Unobservable Inputs

Significant unobservable inputs developed by the Pricing Committee and used in the fair value measurement of the Fund's equity investments include the last traded price on the Exchange adjusted for proxy (the movement in a comparable securities index). A significant change between last traded price, adjusted for proxy, and the price of the security based on current trading on the securities exchange could result in a material change in the fair value measurement.

The accompanying notes are an integral part of the financial statements.

Statement of Assets and Liabilities

as of November 30, 2015
Assets
Investments: Investments in non-affiliated securities, at value (cost $2,764,956)	$ 2,344,147
Investment in Central Cash Management Fund (cost $187,967)	187,967
Total investments in securities, at value (cost $2,952,923)	2,532,114
Foreign currency, at value (cost $50,783)	50,591
Receivable for investments sold	46,442
Receivable for Fund shares sold	10,000
Dividends receivable	3,356
Interest receivable	28
Due from advisor	33,933
Other assets	4,035
Total assets	2,680,499
Liabilities
Payable for investments purchased	26,449
Accrued Trustees' fees	525
Accrued audit and tax fees	221,332
Other accrued expenses and payables	14,623
Total liabilities	262,929
Net assets, at value	$ 2,417,570
Net Assets Consist of
Net investment loss, net of taxes	(11,993)
Net unrealized appreciation (depreciation) on: Investments, net of taxes	(420,809)
Foreign currency	(199)
Accumulated net realized gain (loss), net of taxes	(287,678)
Paid-in capital	3,138,249
Net assets, at value	$ 2,417,570

The accompanying notes are an integral part of the financial statements.

Statement of Assets and Liabilities as of November 30, 2015 (continued)
Net Asset Value
Class A Net Asset Value and redemption price(a) per share ($574,500 ÷ 79,067 outstanding shares of beneficial interest, $.01 par value, unlimited shares authorized)	$ 7.27
Maximum offering price per share (100 ÷ 94.25 of $7.27)	$ 7.71

Class C

Net Asset Value, offering and redemption price(a) (subject to contingent deferred sales charge) per share ($103,795 ÷ 14,276 outstanding shares of beneficial interest, $.01 par value, unlimited shares authorized)

$ 7.27
Class S Net Asset Value, offering and redemption price(a) per share ($218,455 ÷ 30,091 outstanding shares of beneficial interest, $.01 par value, unlimited shares authorized)	$ 7.26
Institutional Class Net Asset Value, offering and redemption price(a) per share ($1,520,820 ÷ 209,295 outstanding shares of beneficial interest, $.01 par value, unlimited shares authorized)	$ 7.27

(a) Redemption price per share for shares held less than 15 days is equal to net asset value less a 2% redemption fee.

The accompanying notes are an integral part of the financial statements.

Statement of Operations

for the period ended November 30, 2015*
Investment Income
Distributions from master limited partnerships	$ 71,709
Less return of capital distributions	(71,709)
Dividends (net of foreign taxes withheld of $2,713)	18,122
Income distributions — Central Cash Management Fund	242
Total income	18,364
Expenses: Management fee	21,545
Administration fee	1,959
Services to shareholders	902
Distribution and service fees	961
Custodian fee	6,040
Audit and tax fees	295,000
Legal fees	9,399
Reports to shareholders	19,374
Registration fees	6,891
Trustees' fees and expenses	2,088
Dividend expense on securities sold short	1,596
Interest expense on securities sold short	86
Other	3,808
Total expenses before expense reductions, before taxes	369,649
Expense reductions	(339,292)
Total expenses after expense reductions, before taxes	30,357
Current tax benefit	—
Net investment loss, net of taxes	(11,993)

The accompanying notes are an integral part of the financial statements.

Statement of Operations for the period ended November 30, 2015* (continued)
Realized and Unrealized Gain (Loss)
Net realized gain (loss) from: Investments, net of taxes	(288,276)
Securities sold short	6,338
Foreign currency	(5,740)
Current tax expense	—
(287,678)
Change in net unrealized appreciation (depreciation) on: Investments, net of taxes	(420,809)
Foreign currency	(199)
Deferred tax benefit	—
(421,008)
Net gain (loss)	(708,686)
Net increase (decrease) in net assets resulting from operations	$ (720,679)

* For the period from February 3, 2015 (commencement of operations) to November 30, 2015.

The accompanying notes are an integral part of the financial statements.

Statement of Changes in Net Assets

Increase (Decrease) in Net Assets	Period Ended November 30, 2015*

Operations: Net investment loss, net of taxes	$ (11,993)
Net realized gain (loss), net of taxes	(287,678)
Change in net unrealized appreciation (depreciation), net of taxes	(421,008)
Net increase (decrease) in net assets resulting from operations	(720,679)
Distributions to shareholders from: Return of capital: Class A	(7,548)
Class C	(859)
Class S	(3,644)
Institutional Class	(27,897)
Total distributions	(39,948)
Fund share transactions: Proceeds from shares sold	1,117,483
Reinvestment of distributions	39,948
Payments for shares redeemed	(126,234)
Net increase (decrease) in net assets from Fund share transactions	1,031,197
Increase (decrease) in net assets	270,570
Net assets at beginning of period (initial capital)	2,147,000
Net assets at end of year (including net investment loss, net of taxes of $11,993)	$ 2,417,570

* For the period from February 3, 2015 (commencement of operations) to November 30, 2015.

The accompanying notes are an integral part of the financial statements.

Financial Highlights

Class A	Period Ended 11/30/15[a]

Selected Per Share Data
Net asset value, beginning of period	$ 10.00
Income (loss) from investment operations: Net investment income (loss)[b]	(.05)
Net realized and unrealized gain (loss)	(2.56)
Total from investment operations	(2.61)
Less distributions from: Return of capital	(.12)
Net asset value, end of period	$ 7.27
Total Return (%)[c,d]	(25.85)**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ thousands)	575
Ratio of expenses before expense reductions (including interest expense and dividend expense for securities sold short) (%)	19.06*
Ratio of expenses after expense reductions (including interest expense and dividend expense for securities sold short) (%)	1.74*
Ratio of expenses after expense reductions (excluding interest expense and dividend expense for securities sold short) (%)	1.65*
Ratio of net investment income (loss) (%)	(.70)*
Portfolio turnover rate (%)	163**

[a] For the period from February 3, 2015 (commencement of operations) to November 30, 2015.

[b] Based on average shares outstanding during the period.

[c] Total return does not reflect the effect of any sales charges.

[d] Total return would have been lower had certain expenses not been reduced.

* Annualized

** Not annualized

Class C	Period Ended 11/30/15[a]

Selected Per Share Data
Net asset value, beginning of period	$ 10.00
Income (loss) from investment operations: Net investment income (loss)[b]	(.12)
Net realized and unrealized gain (loss)	(2.54)
Total from investment operations	(2.66)
Less distributions from: Return of capital	(.07)
Net asset value, end of period	$ 7.27
Total Return (%)[c,d]	(26.22)**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ thousands)	104
Ratio of expenses before expense reductions (including interest expense and dividend expense for securities sold short) (%)	19.93*
Ratio of expenses after expense reductions (including interest expense and dividend expense for securities sold short) (%)	2.49*
Ratio of expenses after expense reductions (excluding interest expense and dividend expense for securities sold short) (%)	2.40*
Ratio of net investment income (loss) (%)	(1.65)*
Portfolio turnover rate (%)	163**

[a] For the period from February 3, 2015 (commencement of operations) to November 30, 2015.

[b] Based on average shares outstanding during the period.

[c] Total return does not reflect the effect of any sales charges.

[d] Total return would have been lower had certain expenses not been reduced.

* Annualized

** Not annualized

Class S	Period Ended 11/30/15[a]

Selected Per Share Data
Net asset value, beginning of period	$ 10.00
Income (loss) from investment operations: Net investment income (loss)[b]	(.05)
Net realized and unrealized gain (loss)	(2.56)
Total from investment operations	(2.61)
Less distributions from: Return of capital	(.13)
Net asset value, end of period	$ 7.26
Total Return (%)[c]	(25.70)**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ thousands)	218
Ratio of expenses before expense reductions (including interest expense and dividend expense for securities sold short) (%)	19.03*
Ratio of expenses after expense reductions (including interest expense and dividend expense for securities sold short) (%)	1.59*
Ratio of expenses after expense reductions (excluding interest expense and dividend expense for securities sold short) (%)	1.50*
Ratio of net investment income (loss) (%)	(.71)*
Portfolio turnover rate (%)	163**

[a] For the period from February 3, 2015 (commencement of operations) to November 30, 2015.

[b] Based on average shares outstanding during the period.

[c] Total return would have been lower had certain expenses not been reduced.

* Annualized

** Not annualized

Institutional Class	Period Ended 11/30/15[a]

Selected Per Share Data
Net asset value, beginning of period	$ 10.00
Income (loss) from investment operations: Net investment income (loss)[b]	(.04)
Net realized and unrealized gain (loss)	(2.55)
Total from investment operations	(2.59)
Less distributions from: Return of capital	(.14)
Net asset value, end of period	$ 7.27
Total Return (%)[c]	(25.69)**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	2
Ratio of expenses before expense reductions (including interest expense and dividend expense for securities sold short) (%)	18.79*
Ratio of expenses after expense reductions (including interest expense and dividend expense for securities sold short) (%)	1.49*
Ratio of expenses after expense reductions (excluding interest expense and dividend expense for securities sold short) (%)	1.40*
Ratio of net investment income (loss) (%)	(.55)*
Portfolio turnover rate (%)	163**

[a] For the period from February 3, 2015 (commencement of operations) to November 30, 2015.

[b] Based on average shares outstanding during the period.

[c] Total return would have been lower had certain expenses not been reduced.

* Annualized

** Not annualized

Notes to Financial Statements

A. Organization and Significant Accounting Policies

Deutsche MLP & Energy Infrastructure Fund (the "Fund") is a non-diversified series of Deutsche Securities Trust (the "Trust"), which is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company organized as a Massachusetts business trust.

The Fund offers multiple classes of shares which provide investors with different purchase options. Class A shares are subject to an initial sales charge. Class C shares are not subject to an initial sales charge, but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions within one year of purchase. Class C shares do not automatically convert into another class. Class S shares are not subject to initial or contingent deferred sales charges and are only available to a limited group of investors. Institutional Class shares are not subject to initial or contingent deferred sales charges and are generally available only to qualified institutions.

Investment income, realized and unrealized gains and losses, and certain fund-level expenses and expense reductions, if any, are borne pro rata on the basis of relative net assets by the holders of all classes of shares, except that each class bears certain expenses unique to that class such as distribution and service fees, services to shareholders and certain other class-specific expenses. Differences in class-level expenses may result in payment of different per share dividends by class. All shares of the Fund have equal rights with respect to voting subject to class-specific arrangements.

The Fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States of America which require the use of management estimates. Actual results could differ from those estimates. The policies described below are followed consistently by the Fund in the preparation of its financial statements.

Security Valuation. Investments are stated at value determined as of the close of regular trading on the New York Stock Exchange on each day the exchange is open for trading.

Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds and credit risk). Level 3 includes significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments). The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities.

Equity securities are valued at the most recent sale price or official closing price reported on the exchange (U.S. or foreign) or over-the-counter market on which they trade. Long equity securities for which no sales are reported are valued at the calculated mean between the most recent bid and asked quotations on the relevant market or, if a mean cannot be determined, at the most recent bid quotation. Short equity securities for which no sales are reported are valued at the calculated mean between the most recent bid and ask quotations on the relevant market or, if a mean cannot be determined, at the most recent ask quotation. Equity securities are generally categorized as Level 1.

Investments in open-end investment companies are valued at their net asset value each business day and are categorized as Level 1.

Securities and other assets for which market quotations are not readily available or for which the above valuation procedures are deemed not to reflect fair value are valued in a manner that is intended to reflect their fair value as determined in accordance with procedures approved by the Board and are generally categorized as Level 3. In accordance with the Fund's valuation procedures, factors considered in determining value may include, but are not limited to, the type of the security; the size of the holding; the initial cost of the security; the existence of any contractual restrictions on the security's disposition; the price and extent of public trading in similar securities of the issuer or of comparable companies; quotations or evaluated prices from broker-dealers and/or pricing services; information obtained from the issuer, analysts, and/or the appropriate stock exchange (for exchange-traded securities); an analysis of the company's or issuer's financial statements; an evaluation of the forces that influence the issuer and the market(s) in which the security is purchased and sold; length of time of a halt in trading of the security; movement in the security's proxy index; and with respect to debt securities, the maturity, coupon, creditworthiness, currency denomination and the movement of the market in which the security is normally traded. The value determined under these procedures may differ from published values for the same securities.

Disclosure about the classification of fair value measurements is included in a table following the Fund's Investment Portfolio.

Master Limited Partnerships. Master Limited Partnerships, or MLPs, are entities that receive partnership taxation treatment under the Internal Revenue Code, as amended, and whose interests or "units" are traded on securities exchanges like shares of corporate stock. The Fund invests primarily in publicly traded MLP investments and securities issued by energy infrastructure companies that (i) operate or own, directly or indirectly, energy infrastructure related assets; or (ii) provide energy-related equipment or services. Due to their partnership structure, MLPs generally do not pay income taxes. To be treated as a partnership for U.S. federal income tax purposes, an MLP must derive at least 90% of its gross income for each taxable year from qualifying sources, including activities such as exploration, development, mining, production, processing, refining, transportation, storage and certain marketing of mineral or natural resources. MLPs are generally organized under state law as limited partnerships or limited liability companies. An MLP consists of a general partner and limited partners (or in the case of MLPs organized as limited liability companies, a managing member and members). The general partner or managing member typically controls the operations and management of the MLP, has an ownership stake in the MLP and may be eligible to receive an incentive distribution. The limited partners or members, through their ownership of limited partner or member interests, provide capital to the entity, are intended to have no role in the operation and management of the entity, and receive cash distributions. Equity securities issued by MLPs generally consist of common units, subordinated units and preferred units.

Short Sales. When the Fund takes a short position, it sells at the current market price a security it does not own but has borrowed in anticipation that the market price of the security will decline. To complete, or close out, the short sale transaction, the Fund buys the same security in the market and returns it to the lender.

Upon entering into a short sale, the Fund is required to designate liquid assets it owns in the form of cash or securities as segregated assets at its custodian in an amount at least equal to its obligations to purchase the securities sold short. For financial statements purposes, segregated cash is reflected as an asset on the Statement of Assets and Liabilities, and the settlement amount for securities sold short is reflected as a corresponding liability. Securities segregated as collateral are identified in the Investment Portfolio. The amount of the liability is marked-to-market to reflect the current value of the short position. The Fund had no short sales outstanding at November 30, 2015.

The Fund may receive or pay the net of the borrowing fee on securities sold short and any income earned on the cash held as collateral for securities sold short. The net amounts of income or fees are included as interest income, or interest expense on securities sold short, in the Statement of Operations.

Short sales involve the risk that the Fund will incur a loss by subsequently buying a security at a higher price than the price at which the Fund previously sold the security short. Any loss will be increased by the amount of compensation, interest or dividends, and transaction costs the Fund must pay to a lender of the security. In addition, because the Fund's loss on a short sale stems from increases in the value of the security sold short, the extent of such loss, like the price of the security sold short, is theoretically unlimited. By contrast, the Fund's loss on a long position arises from decreases in the value of the security held by the Fund and therefore is limited by the fact that a security's value cannot drop below zero.

Federal Income Taxes. The Fund has not elected to qualify as a regulated investment company under Subchapter M of the of the Internal Revenue Code, as amended due to the concentration in Master Limited Partnerships, or MLP, securities. As a result, the Fund is treated as a regular corporation, or "C" corporation, for U.S. federal, state and local income tax purposes and will pay federal, state and local tax on its taxable income.

MLPs are entities that receive partnership taxation treatment under the Internal Revenue Code, as amended, and whose interests or "units" are traded on securities exchanges like shares of corporate stock. The Fund invests primarily in publicly traded MLP investments and securities issued by energy infrastructure companies that (i) operate or own, directly or indirectly, energy infrastructure related assets; or (ii) provide energy-related equipment or services. Due to their partnership structure, MLPs generally do not pay income taxes. To the extent that the Fund invests in the equity securities of an MLP taxed as a partnership, the Fund will be a partner in such MLP. Accordingly, the Fund will be required to take into account the Fund's allocable share of the income, gains, losses, deductions, expenses and tax credits recognized by each such MLP, regardless of whether the MLP distributes cash to the Fund.

The Fund generally will accrue a deferred income tax liability for the future tax liability associated with the capital appreciation of its investments and reduction in basis as a result of distributions received by the Fund on interests of MLPs considered to be return of capital and for any net operating gains. The Fund may also accrue a deferred tax asset which reflects an estimate of the Fund’s future tax benefit associated with net operating losses and unrealized losses. The Fund's tax expense or benefit, if any, is included in the Statement of Operations based on the component of income or gains/losses to which such expense or benefit is related. To the extent the Fund has a net deferred tax asset, consideration is given as to whether or not a valuation allowance, which would offset the value of some or all of the net deferred tax asset, is required. These calculations are subject to numerous estimates and assumptions, including estimates of the amount and character of distributions expected to be received from MLP investments; assumptions regarding whether or not netting of certain assets and liabilities is permitted; assumptions and judgments regarding the likelihood of realizing deferred tax assets; and estimates of the appropriate tax rates.

The Fund has reviewed the activity for the current period ended November 30, 2015, and has determined that there is no provision for income tax required in the Fund's financial statements. Additionally, the Fund determined that no accrual for uncertain tax provisions is required. The Fund recognizes interest and penalties related to income taxes as a component of income tax expense.

Total income taxes have been computed by applying the federal statutory income tax rate of 34% plus a blended state income tax rate of 2.95%. The Fund applied this rate to net investment income (loss) and realized and unrealized gains (losses) on investments before income taxes in computing its total income tax expense (benefit).

The provision for income taxes differs from the amount derived from applying the statutory income tax rate to net investment income (loss) and realized and unrealized gain (loss) before income taxes at November 30, 2015 is as follows:

Effective Tax Rate Reconciliation
Provision at statutory rates	$ (245,030)	34.00%
State taxes, net of federal tax benefit	(14,091)	1.95%
Permanent differences and other	370	(0.05)%
Valuation allowance	258,751	(35.90)%
Total	$ —	0.00%

At November 30, 2015, the components of the Fund's net deferred tax asset (liability) were as follows:

Deferred Tax Assets
Net operating loss carryforward	$ 6,379
Capital loss carryforward	90,925
Unrealized losses on investment securities	161,447
Total deferred tax assets	258,751
Valuation allowance	(258,751)
Net deferred tax assets	$ —

The Fund had a capital loss carryforward of $252,920 as of November 30, 2015 which may be carried forward for five years and applied against any realized net taxable capital gains of each succeeding year until fully utilized or until November 30, 2020, the expiration date. The Fund has a federal net operating loss carryforward as of November 30, 2015 of $17,744, which if not utilized, expires November 30, 2035. The Fund has a state net operating loss carryforward as of November 30, 2015 of $17,744, which if not utilized, will expire in various years through November 30, 2035.

At November 30, 2015, based on the net unrealized losses on the Fund's investment securities, the Fund has recorded a valuation allowance to offset the deferred tax asset, as the Fund has determined at November 30, 2015, based on historical evidence, it is unlikely the deferred tax asset will be realized.

Distributions. The Fund anticipates making distributions to its shareholders each fiscal quarter of substantially all of the Fund’s distributable cash flow. Distributable cash flow means the amount received as cash or pay-in-kind distributions from MLPs or their affiliates, interest payments received on debt securities owned by the Fund and other payments received on securities owned by the Fund less accrued operating expenses of the Fund and taxes on the Fund’s taxable income. The Fund is not required to make such distributions and, consequently, may not make a distribution or may make a distribution less than such amount for a given quarter. Although the Fund expects that a significant portion of its distributions will be treated as nontaxable returns of capital or taxable gains, no assurance can be given in this regard.

The timing and characterization of certain income and capital gain distributions are determined annually in accordance with federal tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences primarily relate to certain securities sold at a loss. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

The tax character of distributions paid to shareholders by the Fund is summarized as follows:

Period Ended November 30, 2015*
Return of capital	$ 39,948

* For the period from February 3, 2015 (commencement of operations) to November 30, 2015.

Redemption Fees. The Fund imposes a redemption fee of 2% of the total redemption amount on Fund shares redeemed or exchanged within 15 days of buying them, either by purchase or exchange (subject to certain exceptions). This fee is assessed and retained by the Fund for the benefit of the remaining shareholders. The redemption fee is accounted for as an addition to paid-in capital.

Expenses. Expenses of the Trust arising in connection with a specific fund are allocated to that fund. Other Trust expenses which cannot be directly attributed to a fund are apportioned among the funds in the Trust based upon the relative net assets or other appropriate measures.

Contingencies. In the normal course of business, the Fund may enter into contracts with service providers that contain general indemnification clauses. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet been made. However, based on experience, the Fund expects the risk of loss to be remote.

Other. Investment transactions are accounted for on the trade date plus one basis for daily net asset value calculations. However, for financial reporting purposes, investment transactions are reported on trade date. Interest income is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date net of foreign withholding taxes. Dividend income on short sale transactions is recorded on ex-date and disclosed as an expense in the Statement of Operations. Distributions from MLPs are recorded as income and return of capital based on information reported by the MLPs and management's estimates of such amounts based on historical information. These estimates are adjusted when the actual source of distributions is disclosed by the MLPs and the actual amounts may differ from the estimated amounts. The Fund has estimated 100% of distributions from MLPs as return of capital. To the extent a distribution received by the Fund from an MLP is treated as a return of capital, the Fund's cost basis in the interests of the MLP is reduced. Realized gains and losses from investment transactions are recorded on an identified cost basis. Proceeds from litigation payments, if any, are included in net realized gain (loss) from investments.

B. Purchases and Sales of Securities

During the period from February 3, 2015 (commencement of operations) to November 30, 2015, purchases and sales of investment securities (excluding short-term investments) aggregated $6,739,485 and $3,549,605, respectively. Purchases to cover securities sold short and securities sold short aggregated $156,241 and $162,579, respectively.

C. Related Parties

Management Agreement. Under the Investment Management Agreement with Deutsche Investment Management Americas Inc. ("DIMA" or the "Advisor"), an indirect, wholly owned subsidiary of Deutsche Bank AG, the Advisor directs the investments of the Fund in accordance with its investment objectives, policies and restrictions. The Advisor determines the securities, instruments and other contracts relating to investments to be purchased, sold or entered into by the Fund or delegates such responsibility to the Fund's subadvisor.

RREEF America L.L.C. ("RREEF"), also an indirect, wholly owned subsidiary of Deutsche Bank AG, is the subadvisor for the Fund. While DIMA is the investment advisor to the Fund, the day-to-day activities of managing the Fund's portfolio have been delegated to RREEF. RREEF is responsible for decisions to buy and sell securities for the Fund and conducts the research that leads to the purchase and sale decisions. DIMA compensates RREEF out of its management fee.

Under the Investment Management Agreement with the Advisor, the Fund pays a monthly management fee based on the Fund's average daily net assets, computed and accrued daily and payable monthly, at the annual rate (exclusive of any applicable waivers/reimbursements) of 1.10%.

Effective February 3, 2015 (commencement of operations) through September 30, 2016, the Advisor has contractually agreed to waive its fee and/or reimburse certain operating expenses to the extent necessary to maintain the total annual operating expenses (excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest and dividend expenses on short sales) of each class as follows:

Class A	1.65%
Class C	2.40%
Class S	1.50%
Institutional Class	1.40%

For the period from February 3, 2015 (commencement of operations) to November 30, 2015, fees waived and/or expenses reimbursed for each class are as follows:

Class A	$ 38,256
Class C	9,767
Class S	24,891
Institutional Class	266,378
$ 339,292

Administration Fee. Pursuant to the Administrative Services Agreement, DIMA provides most administrative services to the Fund. For all services provided under the Administrative Services Agreement, the Fund pays the Advisor an annual fee ("Administration Fee") of 0.10% of the Fund's average daily net assets, computed and accrued daily and payable monthly. For the period from February 3, 2015 (commencement of operations) to November 30, 2015, the Administration Fee was $1,959, of which $204 is unpaid.

Service Provider Fees. DeAWM Service Company ("DSC"), an affiliate of the Advisor, is the transfer agent, dividend-paying agent and shareholder service agent for the Fund. Pursuant to a sub-transfer agency agreement between DSC and DST Systems, Inc. ("DST"), DSC has delegated certain transfer agent, dividend-paying agent and shareholder service agent functions to DST. DSC compensates DST out of the shareholder servicing fee it receives from the Fund. For the period from February 3, 2015 (commencement of operations) to November 30, 2015, the amounts charged to the Fund by DSC were as follows:

Services to Shareholders	Total Aggregated	Unpaid at November 30, 2015
Class A	$ 167	$ 59
Class C	74	38
Class S	164	55
Institutional Class	75	22
	$ 480	$ 174

Distribution and Service Fees. Under the Fund's Class C 12b-1 Plan, DeAWM Distributors, Inc. ("DDI"), an affiliate of the Advisor, receives a fee ("Distribution Fee") of 0.75% of average daily net assets of Class C shares. In accordance with the Fund's Underwriting and Distribution Services Agreement, DDI enters into related selling group agreements with various firms at various rates for sales of Class C shares. For the period from February 3, 2015 (commencement of operations) to November 30, 2015, the Distribution Fee was as follows:

Distribution Fee	Total Aggregated	Unpaid at November 30, 2015
Class C	$ 420	$ 63

In addition, DDI provides information and administrative services for a fee ("Service Fee") to Class A and C shareholders at an annual rate of up to 0.25% of average daily net assets for each such class. DDI in turn has various agreements with financial services firms that provide these services and pays these fees based upon the assets of shareholder accounts the firms service. For the period from February 3, 2015 (commencement of operations) to November 30, 2015, the Service Fee was as follows:

Service Fee	Total Aggregated	Unpaid at November 30, 2015	Annualized Rate
Class A	$ 401	$ 305.18%
Class C	140	109.25%
	$ 541	$ 414

Underwriting Agreement and Contingent Deferred Sales Charge. DDI is the principal underwriter for the Fund. There were no underwriting commissions paid in connection with the distribution of Class A shares for the period from February 3, 2015 (commencement of operations) to November 30, 2015.

In addition, DDI receives any contingent deferred sales charge ("CDSC") from Class C share redemptions occurring within one year of purchase. There is no such charge upon redemption of any share appreciation or reinvested dividends. The CDSC is based on 1% of the value of the shares redeemed for Class C. For the period from February 3, 2015 (commencement of operations) to November 30, 2015, there was no CDSC for Class C. A deferred sales charge of up to 1% is assessed on certain redemptions of Class A shares.

Typesetting and Filing Service Fees. Under an agreement with DIMA, DIMA is compensated for providing typesetting and certain regulatory filing services to the Fund. For the period from February 3, 2015 (commencement of operations) to November 30, 2015, the amount charged to the Fund by DIMA included in the Statement of Operations under "Reports to shareholders" aggregated $12,983, of which $4,970 is unpaid.

Trustees' Fees and Expenses. The Fund paid retainer fees to each Trustee not affiliated with the Advisor, plus specified amounts to the Board Chairperson and Vice Chairperson and to each committee Chairperson.

Affiliated Cash Management Vehicles. The Fund may invest uninvested cash balances in Central Cash Management Fund and Deutsche Variable NAV Money Fund, affiliated money market funds which are managed by the Advisor. Each affiliated money market fund seeks to provide a high level of current income consistent with liquidity and the preservation of capital. Each affiliated money market fund is managed in accordance with Rule 2a-7 under the 1940 Act, which governs the quality, maturity, diversity and liquidity of instruments in which a money market fund may invest. Central Cash Management Fund seeks to maintain a stable net asset value, and Deutsche Variable NAV Money Fund maintains a floating net asset value. The Fund indirectly bears its proportionate share of the expenses of each affiliated money market fund in which it invests. Central Cash Management Fund does not pay the Advisor an investment management fee. To the extent that Deutsche Variable NAV Money Fund pays an investment management fee to the Advisor, the Advisor will waive an amount of the investment management fee payable to the Advisor by the Fund equal to the amount of the investment management fee payable on the Fund's assets invested in Deutsche Variable NAV Money Fund.

D. Investing in Master Limited Partnerships

Investments in securities of MLPs involve risks that differ from investments in common stock, including risks related to limited control and limited rights to vote on matters affecting the MLP, risks related to potential conflicts of interest between the MLP and the MLP's general partner, cash flow risks, dilution risks and risks related to the general partner's right to require unit-holders to sell their common units at an undesirable time or price. Certain MLP securities may trade in lower volumes due to their smaller capitalizations, and may be subject to more abrupt or erratic price movements and lower market liquidity. MLPs are generally considered interest-rate sensitive investments. During periods of interest-rate volatility, these investments could have poor returns.

MLPs are also subject to various risks related to the underlying operating companies they control, including dependence upon specialized management skills and the risk that such companies may lack or have limited operating histories.

E. Energy Infrastructure Concentration Risk

The Fund concentrates its investments in the group of industries comprising the energy infrastructure sector, and will therefore be susceptible to adverse economic, environmental, business, regulatory or other occurrences affecting that sector. The energy infrastructure sector has historically experienced substantial price volatility. MLPs and other companies operating in the energy infrastructure sector are subject to specific risks, including, among others: fluctuations in commodity prices; fluctuations in consumer demand for commodities such as oil, natural gas or petroleum products; fluctuations in the supply of natural gas or other commodities for transporting, processing, storing or delivering; slowdowns in new construction; extreme weather or other natural disasters; and threats of terrorist attacks. Additionally, changes in domestic and foreign government regulations, international politics, policies of the Organization of Petroleum Exporting Countries (OPEC), taxation and tariffs may adversely impact the profitability of energy infrastructure companies. Moreover, energy infrastructure companies may incur environmental costs and liabilities due to the nature of their businesses and substances handled. Over time, depletion of natural gas reserves and other energy reserves may also affect the profitability of energy infrastructure companies.

F. Concentration of Ownership

From time to time, the Fund may have a concentration of several shareholder accounts holding a significant percentage of shares outstanding. Investment activities of these shareholders could have a material impact on the Fund.

At November 30, 2015, DIMA held approximately 66% of the outstanding shares of the Fund.

G. Line of Credit

The Fund and other affiliated funds (the "Participants") share in a $400 million revolving credit facility provided by a syndication of banks. The Fund may borrow for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Participants are charged an annual commitment fee which is allocated based on net assets, among each of the Participants. Interest is calculated at a rate per annum equal to the sum of the Federal Funds Rate plus 1.25 percent plus if the one-month LIBOR exceeds the Federal Funds Rate, the amount of such excess. The Fund may borrow up to a maximum of 20 percent of its net assets under the agreement. The Fund had no outstanding loans at November 30, 2015.

H. Share Transactions

The following table summarizes share and dollar activity in the Fund:

	Period Ended November 30, 2015*
	Shares	Dollars
Shares sold
Class A	78,023	$ 662,318
Class C	9,703	82,080
Class S	31,104	293,085
Institutional Class	7,939	80,000
		$ 1,117,483
Shares issued to shareholders in reinvestment of distributions
Class A	1,007	$ 7,548
Class C	116	859
Class S	483	3,644
Institutional Class	3,684	27,897
		$ 39,948
Shares redeemed
Class A	(4,963)	$ (41,250)
Class C	(543)	(4,331)
Class S	(6,496)	(60,896)
Institutional Class	(2,028)	(19,757)
		$ (126,234)
Net increase (decrease)
Class A	74,067	$ 628,616
Class C	9,276	78,608
Class S	25,091	235,833
Institutional Class	9,595	88,140
		$ 1,031,197
Initial capital
Class A	5,000	$ 50,000
Class C	5,000	50,000
Class S	5,000	50,000
Institutional Class	199,700	1,997,000
		$ 2,147,000

* For the period from February 3, 2015 (commencement of operations) to November 30, 2015.

Report of Independent Registered Public Accounting Firm

To the Trustees of Deutsche Securities Trust and Shareholders of Deutsche MLP & Energy Infrastructure Fund:

In our opinion, the accompanying statement of assets and liabilities, including the investment portfolio, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Deutsche MLP & Energy Infrastructure Fund (the "Fund") at November 30, 2015, and the results of its operations, the changes in its net assets and the financial highlights for the period February 3, 2015 (commencement of operations) through November 30, 2015, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audit of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit, which included confirmation of securities at November 30, 2015 by correspondence with the custodian and brokers, and the application of alternative auditing procedures where such confirmations had not been received, provide a reasonable basis for our opinion.

Boston, Massachusetts January 25, 2016	PricewaterhouseCoopers LLP

Information About Your Fund's Expenses

As an investor of the Fund, you incur two types of costs: ongoing expenses and transaction costs. Ongoing expenses include management fees, distribution and service (12b-1) fees and other Fund expenses. Examples of transaction costs include sales charges (loads), redemption fees and account maintenance fees, which are not shown in this section. The following tables are intended to help you understand your ongoing expenses (in dollars) of investing in the Fund and to help you compare these expenses with the ongoing expenses of investing in other mutual funds. In the most recent six-month period, the Fund limited these expenses; had it not done so, expenses would have been higher. The example in the table is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period (June 1, 2015 to November 30, 2015).

The tables illustrate your Fund's expenses in two ways:

— Actual Fund Return. This helps you estimate the actual dollar amount of ongoing expenses (but not transaction costs) paid on a $1,000 investment in the Fund using the Fund's actual return during the period. To estimate the expenses you paid over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the "Expenses Paid per $1,000" line under the share class you hold.

— Hypothetical 5% Fund Return. This helps you to compare your Fund's ongoing expenses (but not transaction costs) with those of other mutual funds using the Fund's actual expense ratio and a hypothetical rate of return of 5% per year before expenses. Examples using a 5% hypothetical fund return may be found in the shareholder reports of other mutual funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Please note that the expenses shown in these tables are meant to highlight your ongoing expenses only and do not reflect any transaction costs. The "Expenses Paid per $1,000" line of the tables is useful in comparing ongoing expenses only and will not help you determine the relative total expense of owning different funds. Subject to certain exceptions, an account maintenance fee of $20.00 assessed once per calendar year for Classes A, C and S shares may apply for accounts with balances less than $10,000. This fee is not included in these tables. If it was, the estimate of expenses paid for Classes A, C and S shares during the period would be higher, and account value during the period would be lower, by this amount.

Expenses and Value of a $1,000 Investment for the six months ended November 30, 2015 (Unaudited)
Actual Fund Return	Class A	Class C	Class S	Institutional Class
Beginning Account Value 6/1/15	$ 1,000.00	$ 1,000.00	$ 1,000.00	$ 1,000.00
Ending Account Value 11/30/15	$ 741.50	$ 739.30	$ 742.30	$ 742.30
Expenses Paid per $1,000*	$ 7.60	$ 10.86	$ 6.94	$ 6.51
Hypothetical 5% Fund Return	Class A	Class C	Class S	Institutional Class
Beginning Account Value 6/1/15	$ 1,000.00	$ 1,000.00	$ 1,000.00	$ 1,000.00
Ending Account Value 11/30/15	$ 1,016.34	$ 1,012.58	$ 1,017.10	$ 1,017.60
Expenses Paid per $1,000*	$ 8.80	$ 12.56	$ 8.04	$ 7.54

* Expenses are equal to the Fund's annualized expense ratio for each share class, multiplied by the average account value over the period, multiplied by 183 (the number of days in the most recent six-month period), then divided by 365.

Annualized Expense Ratios	Class A	Class C	Class S	Institutional Class
Deutsche MLP & Energy Infrastructure Fund†	1.74%	2.49%	1.59%	1.49%

† Includes interest and dividend expense on securities sold short of 0.09% for each class.

For more information, please refer to the Fund's prospectuses.

For an analysis of the fees associated with an investment in the Fund or similar funds, please refer to http://apps.finra.org/fundanalyzer/1/fa.aspx.

Tax Information (Unaudited)

Please consult a tax advisor if you have questions about federal or state income tax laws, or on how to prepare your tax returns. If you have specific questions about your account, please call (800) 728-3337.

Advisory Agreement Board Considerations and Fee Evaluation

The Board of Trustees approved the Deutsche MLP & Energy Infrastructure Fund’s (the "Fund") investment management agreement (the "Agreement") with Deutsche Investment Management Americas Inc. ("DIMA") and sub-advisory agreement (the "Sub-Advisory Agreement" and, together with the Agreement, the "Agreements") between DIMA and RREEF America LLC ("RREEF"), an affiliate of DIMA, in November 2014.

In terms of the process that the Board followed prior to approving the Agreements, shareholders should know that:

— In November 2014, all of the Fund’s Trustees were independent of DIMA and its affiliates.

— The Trustees meet frequently to discuss fund matters. The Trustees met privately with counsel to discuss the Agreements and other matters relating to the Fund. The Independent Trustees were also advised by a fee consultant retained by the Independent Trustees (the "Fee Consultant") in the course of their review of the Agreements and considered a report prepared by the Fee Consultant in connection with their deliberations.

In determining to approve the Agreements, the Board considered factors that it believed relevant to the interests of the Fund. The Board noted that DIMA is part of Deutsche Bank AG ("DB"), a major global banking institution that is engaged in a wide range of financial services. The Board believes that there are advantages to being part of a global asset management business that offers a wide range of investing expertise and resources, including hundreds of portfolio managers and analysts with research capabilities in many countries throughout the world.

Nature, Quality and Extent of Services. The Board considered the terms of the Agreements, including the scope of advisory services to be provided under the Agreements. The Board noted that, under the Agreements, DIMA and RREEF will provide portfolio management services to the Fund and that, pursuant to a separate administrative services agreement, DIMA will provide administrative services to the Fund. The Board considered the experience and skills of senior management and investment personnel, the resources made available to such personnel, the ability of DIMA to attract and retain high-quality personnel, and the organizational depth and stability of DIMA. The Board also considered information provided on the proposed investment strategy and investment personnel of RREEF and RREEF’s experience managing MLP investments. The Board noted that DIMA would be responsible for the oversight and review of RREEF’s management of the Fund. Because the Fund had not yet commenced operations, no information relating to the Fund’s past performance could be considered by the Board. On the basis of this evaluation, the Board concluded that the nature, quality and extent of services are expected to be satisfactory.

Fees and Expenses. The Board considered the Fund’s proposed investment management fee schedule, estimated operating expenses and estimated total expense ratios, and comparative information provided by Lipper Inc. and DIMA. The Board noted that DIMA proposed to cap expenses (excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest expenses) at 1.65%, 2.40%, 1.50% and 1.40% of average net assets of Class A, Class C, Class S and Institutional Class shares, respectively, for a one-year period following the Fund’s commencement of operations. The Board considered the Fund’s management fee schedule as compared to fees charged by DIMA to comparable funds, noting that DIMA indicated that it does not provide services to any other comparable funds. With respect to the sub-advisory fees to be paid to RREEF, the Board noted that the fees are paid by DIMA out of its fee and not directly by the Fund. The Board reviewed the fees charged by RREEF to a foreign MLP fund and noted differences between U.S. and non-U.S. funds. On the basis of the information provided, including the report provided by the Fee Consultant, the Board concluded that the proposed management fees were reasonable and appropriate in light of the nature, quality and extent of services to be provided by DIMA and RREEF.

Profitability. Because the Fund had not yet commenced operations, no information regarding DIMA’s costs and profits from providing investment management services to the Fund could be considered by the Board.

Economies of Scale. Given the uncertainty regarding the Fund’s size and related operating costs, the Board deferred evaluation of the economies of scale to a future date. The Board observed that while the proposed investment management fee schedule does not include breakpoints, the Board would consider implementation of one or more breakpoints once the Fund reached an efficient operating size.

Other Benefits to DIMA and Its Affiliates. The Board considered the character and amount of other incidental benefits to be received by DIMA and its affiliates, including any fees to be received by DIMA for administrative services provided to the Fund and any fees to be received by an affiliate of DIMA for distribution services. The Board also considered benefits to DIMA related to brokerage and soft dollar allocations, including that DIMA may allocate brokerage to pay for research services generated by parties other than the executing broker-dealers. The Board also noted the incidental public relations benefits to DIMA related to advertising and cross-selling opportunities among DIMA products and services. The Board concluded that the proposed management fees were reasonable in light of these fallout benefits.

Compliance. The Board considered the significant attention and resources dedicated by DIMA to documenting and enhancing its compliance processes in recent years. The Board noted in particular (i) the experience and seniority of both DIMA’s chief compliance officer and the Fund’s chief compliance officer; (ii) the large number of DIMA compliance personnel; and (iii) the substantial commitment of resources by DIMA and its affiliates to compliance matters.

Based on all of the information considered and the conclusions reached, the Board unanimously determined to approve the Agreements and concluded that the Agreements were in the best interests of the Fund. In making this determination, the Board did not give particular weight to any single factor identified above. It is possible that individual Trustees may have weighed these factors differently in reaching their individual decisions to approve the Agreements.

Board Members and Officers

The following table presents certain information regarding the Board Members and Officers of the fund. Each Board Member's year of birth is set forth in parentheses after his or her name. Unless otherwise noted, (i) each Board Member has engaged in the principal occupation(s) noted in the table for at least the most recent five years, although not necessarily in the same capacity; and (ii) the address of each Independent Board Member is c/o Kenneth C. Froewiss, Chairman, Deutsche Mutual Funds, P.O. Box 390601, Cambridge, MA 02139. Except as otherwise noted below, the term of office for each Board Member is until the election and qualification of a successor, or until such Board Member sooner dies, resigns, is removed or as otherwise provided in the governing documents of the fund. Because the fund does not hold an annual meeting of shareholders, each Board Member will hold office for an indeterminate period. The Board Members may also serve in similar capacities with other funds in the fund complex.

Independent Board Members
Name, Year of Birth, Position with the Fund and Length of Time Served[1]	Business Experience and Directorships During the Past Five Years	Number of Funds in Deutsche Fund Complex Overseen	Other Directorships Held by Board Member
Kenneth C. Froewiss (1945) Chairperson since 2013, and Board Member since 2001	Retired Clinical Professor of Finance, NYU Stern School of Business (1997–2014); Member, Finance Committee, Association for Asian Studies (2002–present); Director, Mitsui Sumitomo Insurance Group (US) (2004–present); prior thereto, Managing Director, J.P. Morgan (investment banking firm) (until 1996)	106	—
William McClayton (1944) Vice Chairperson since 2013, and Board Member since 2004	Private equity investor (since October 2009); previously, Managing Director, Diamond Management & Technology Consultants, Inc. (global consulting firm) (2001–2009); Directorship: Board of Managers, YMCA of Metropolitan Chicago; formerly: Senior Partner, Arthur Andersen LLP (accounting) (1966–2001); Trustee, Ravinia Festival	106	—
John W. Ballantine (1946) Board Member since 1999	Retired; formerly, Executive Vice President and Chief Risk Management Officer, First Chicago NBD Corporation/The First National Bank of Chicago (1996–1998); Executive Vice President and Head of International Banking (1995–1996); former Directorships: Director and former Chairman of the Board, Healthways, Inc.[2] (provider of disease and care management services) (2003–2014); Stockwell Capital Investments PLC (private equity); First Oak Brook Bancshares, Inc. and Oak Brook Bank; Prisma Energy International	106	Portland General Electric[2] (utility company) (2003– present)
Henry P. Becton, Jr. (1943) Board Member since 1990	Vice Chair and former President, WGBH Educational Foundation. Directorships: Public Radio International; Public Radio Exchange (PRX); former Directorships: Belo Corporation[2] (media company); The PBS Foundation; Association of Public Television Stations; Boston Museum of Science; American Public Television; Concord Academy; New England Aquarium; Mass. Corporation for Educational Telecommunications; Committee for Economic Development; Public Broadcasting Service; Connecticut College; North Bennett Street School (Boston)	106	Director, Becton Dickinson and Company[2] (medical technology company)
Dawn-Marie Driscoll (1946) Board Member since 1987	Emeritus Executive Fellow, Center for Business Ethics, Bentley University; formerly: President, Driscoll Associates (consulting firm); Partner, Palmer & Dodge (law firm) (1988–1990); Vice President of Corporate Affairs and General Counsel, Filene's (retail) (1978–1988). Directorships: Director of ICI Mutual Insurance Company (since 2007); Advisory Board, Center for Business Ethics, Bentley University; Trustee and former Chairman of the Board, Southwest Florida Community Foundation (charitable organization); former Directorships: Sun Capital Advisers Trust (mutual funds) (2007–2012), Investment Company Institute (audit, executive, nominating committees) and Independent Directors Council (governance, executive committees)	106	—
Keith R. Fox, CFA (1954) Board Member since 1996	Managing General Partner, Exeter Capital Partners (a series of private investment funds) (since 1986). Directorships: Progressive International Corporation (kitchen goods importer and distributor); The Kennel Shop (retailer); former Chairman, National Association of Small Business Investment Companies; former Directorships: BoxTop Media Inc. (advertising); Sun Capital Advisers Trust (mutual funds) (2011–2012)	106	—
Paul K. Freeman (1950) Board Member since 1993	Consultant, World Bank/Inter-American Development Bank; Chair, Independent Directors Council; Investment Company Institute (executive and nominating committees); formerly, Chairman of Education Committee of Independent Directors Council; Project Leader, International Institute for Applied Systems Analysis (1998–2001); Chief Executive Officer, The Eric Group, Inc. (environmental insurance) (1986–1998); Directorships: Denver Zoo Foundation (December 2012–present); former Directorships: Prisma Energy International	106	—
Richard J. Herring (1946) Board Member since 1990	Jacob Safra Professor of International Banking and Professor, Finance Department, The Wharton School, University of Pennsylvania (since July 1972); Co-Director, Wharton Financial Institutions Center; Co-Chair, U.S. Shadow Financial Regulatory Committee; Executive Director, Financial Economists Roundtable; formerly: Vice Dean and Director, Wharton Undergraduate Division (July 1995–June 2000); Director, Lauder Institute of International Management Studies (July 2000–June 2006)	106	Director, Aberdeen Singapore and Japan Funds (since 2007); Independent Director of Barclays Bank Delaware (since September 2010)
Rebecca W. Rimel (1951) Board Member since 1995	President and Chief Executive Officer, The Pew Charitable Trusts (charitable organization) (1994 to present); formerly: Executive Vice President, The Glenmede Trust Company (investment trust and wealth management) (1983–2004); Board Member, Investor Education (charitable organization) (2004–2005); Trustee, Executive Committee, Philadelphia Chamber of Commerce (2001–2007); Director, Viasys Health Care[2] (January 2007–June 2007); Trustee, Thomas Jefferson Foundation (charitable organization) (1994–2012)	106	Director, Becton Dickinson and Company[2] (medical technology company) (2012– present); Director, BioTelemetry Inc.[2] (health care) (2009– present)
William N. Searcy, Jr. (1946) Board Member since 1993	Private investor since October 2003; formerly: Pension & Savings Trust Officer, Sprint Corporation[2] (telecommunications) (November 1989–September 2003); Trustee, Sun Capital Advisers Trust (mutual funds) (1998–2012)	106	—
Jean Gleason Stromberg (1943) Board Member since 1997	Retired. Formerly, Consultant (1997–2001); Director, Financial Markets U.S. Government Accountability Office (1996–1997); Partner, Norton Rose Fulbright, L.L.P. (law firm) (1978–1996). Directorships: The William and Flora Hewlett Foundation (charitable organization); former Directorships: Service Source, Inc. (nonprofit), Mutual Fund Directors Forum (2002–2004), American Bar Retirement Association (funding vehicle for retirement plans) (1987–1990 and 1994–1996)	106	—

Officers[4]
Name, Year of Birth, Position with the Fund and Length of Time Served[5]	Business Experience and Directorships During the Past Five Years
Brian E. Binder[8] (1972) President and Chief Executive Officer, 2013–present	Managing Director[3] and Head of Fund Administration, Deutsche Asset & Wealth Management (2013–present); formerly: Head of Business Management and Consulting at Invesco, Ltd. (2010–2012); Chief Administrative Officer, Van Kampen Funds Inc. (2008–2010); and Chief Administrative Officer, Morgan Stanley Investment Management Americas Distribution (2003–2008)
John Millette[7] (1962) Vice President and Secretary, 1999–present	Director,[3] Deutsche Asset & Wealth Management
Melinda Morrow[6] (1970) Vice President, 2012–present	Director,[3] Deutsche Asset & Wealth Management
Paul H. Schubert[6] (1963) Chief Financial Officer, 2004–present Treasurer, 2005–present	Managing Director,[3] Deutsche Asset & Wealth Management (since July 2004); formerly: Executive Director, Head of Mutual Fund Services and Treasurer for UBS Family of Funds (1998–2004); Vice President and Director of Mutual Fund Finance at UBS Global Asset Management (1994–1998)
Caroline Pearson[7] (1962) Chief Legal Officer, 2010–present	Managing Director,[3] Deutsche Asset & Wealth Management; formerly: Assistant Secretary for DWS family of funds (1997–2010)
Robert Kloby[6] (1962) Chief Compliance Officer, 2006–present	Managing Director,[3] Deutsche Asset & Wealth Management
Wayne Salit[6] (1967) Anti-Money Laundering Compliance Officer, 2014–present	Director,[3] Deutsche Asset & Wealth Management; formerly: Managing Director, AML Compliance Officer at BNY Mellon (2011–2014); and Director, AML Compliance Officer at Deutsche Bank (2004–2011)
Hepsen Uzcan[6] (1974) Assistant Secretary, 2013–present	Director,[3] Deutsche Asset & Wealth Management
Paul Antosca[7] (1957) Assistant Treasurer, 2007–present	Director,[3] Deutsche Asset & Wealth Management
Jack Clark[7] (1967) Assistant Treasurer, 2007–present	Director,[3] Deutsche Asset & Wealth Management
Diane Kenneally[7] (1966) Assistant Treasurer, 2007–present	Director,[3] Deutsche Asset & Wealth Management

1 The length of time served represents the year in which the Board Member joined the board of one or more Deutsche funds currently overseen by the Board.

2 A publicly held company with securities registered pursuant to Section 12 of the Securities Exchange Act of 1934.

3 Executive title, not a board directorship.

4 As a result of their respective positions held with the Advisor, these individuals are considered "interested persons" of the Advisor within the meaning of the 1940 Act. Interested persons receive no compensation from the fund.

5 The length of time served represents the year in which the officer was first elected in such capacity for one or more Deutsche funds.

6 Address: 60 Wall Street, New York, NY 10005.

7 Address: One Beacon Street, Boston, MA 02108.

8 Address: 222 South Riverside Plaza, Chicago, IL 60606.

The fund's Statement of Additional Information ("SAI") includes additional information about the Board Members. The SAI is available, without charge, upon request. If you would like to request a copy of the SAI, you may do so by calling the following toll-free number: (800) 728-3337.

Account Management Resources

For More Information

The automated telephone system allows you to access personalized account information and obtain information on other Deutsche funds using either your voice or your telephone keypad. Certain account types within Classes A, C and S also have the ability to purchase, exchange or redeem shares using this system.

For more information, contact your financial advisor. You may also access our automated telephone system or speak with a Shareholder Service representative by calling:

(800) 728-3337

Web Site

deutschefunds.com

View your account transactions and balances, trade shares, monitor your asset allocation, subscribe to fund and account updates by e-mail, and change your address, 24 hours a day.

Obtain prospectuses and applications, blank forms, interactive worksheets, news about Deutsche funds, retirement planning information, and more.

Written Correspondence	Deutsche Asset & Wealth Management PO Box 219151 Kansas City, MO 64121-9151
Proxy Voting	The fund's policies and procedures for voting proxies for portfolio securities and information about how the fund voted proxies related to its portfolio securities during the 12-month period ended June 30 are available on our Web site — deutschefunds.com (click on "proxy voting"at the bottom of the page) — or on the SEC's Web site — sec.gov. To obtain a written copy of the fund's policies and procedures without charge, upon request, call us toll free at (800) 728-3337.
Portfolio Holdings	Following the fund's fiscal first and third quarter-end, a complete portfolio holdings listing is filed with the SEC on Form N-Q. This form will be available on the SEC's Web site at sec.gov, and it also may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the SEC's Public Reference Room may be obtained by calling (800) SEC-0330. The fund's portfolio holdings are also posted on deutschefunds.com from time to time. Please see the fund's current prospectus for more information.
Principal Underwriter	If you have questions, comments or complaints, contact: DeAWM Distributors, Inc. 222 South Riverside Plaza Chicago, IL 60606-5808 (800) 621-1148
Investment Management

Deutsche Investment Management Americas Inc. ("DIMA" or the "Advisor"), which is part of Deutsche Asset & Wealth Management, is the investment advisor for the fund. DIMA and its predecessors have more than 80 years of experience managing mutual funds and DIMA provides a full range of investment advisory services to both institutional and retail clients. RREEF America L.L.C. ("RREEF"), an indirect, wholly owned subsidiary of Deutsche Bank AG, is the subadvisor for the fund.

DIMA is an indirect, wholly owned subsidiary of Deutsche Bank AG. Deutsche Bank AG is a major global banking institution engaged in a wide variety of financial services, including investment management, retail, private and commercial banking, investment banking and insurance.

Deutsche Asset & Wealth Management is the retail brand name in the U.S. for the wealth management and asset management activities of Deutsche Bank AG and DIMA. Deutsche Asset & Wealth Management is committed to delivering the investing expertise, insight and resources of this global investment platform to American investors.

	Class A	Class C	Class S	Institutional Class
Nasdaq Symbol	DMPAX	DMPCX	DMPSX	DMPIX
CUSIP Number	25159L489	25159L471	25159L455	25159L463
Fund Number	1016	1316	2016	1416

Notes

Notes

Notes

Notes

Notes

Notes

ITEM 2.	CODE OF ETHICS

As of the end of the period covered by this report, the registrant has adopted a code of ethics, as defined in Item 2 of Form N-CSR, that applies to its Principal Executive Officer and Principal Financial Officer.

There have been no amendments to, or waivers from, a provision of the code of ethics during the period covered by this report that would require disclosure under Item 2.

A copy of the code of ethics is filed as an exhibit to this Form N-CSR.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT

The fund’s audit committee is comprised solely of trustees who are "independent" (as such term has been defined by the Securities and Exchange Commission ("SEC") in regulations implementing Section 407 of the Sarbanes-Oxley Act (the "Regulations")). The fund’s Board of Trustees has determined that there are several "audit committee financial experts" (as such term has been defined by the Regulations) serving on the fund’s audit committee including Mr. Paul K. Freeman, the chair of the fund’s audit committee. An “audit committee financial expert” is not an “expert” for any purpose, including for purposes of Section 11 of the Securities Act of 1933 and the designation or identification of a person as an “audit committee financial expert” does not impose on such person any duties, obligations or liability that are greater than the duties, obligations and liability imposed on such person as a member of the audit committee and board of directors in the absence of such designation or identification.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES

deutsche mlp & energy Infrastucture fund
form n-csr disclosure re: AUDIT FEES

The following table shows the amount of fees that PricewaterhouseCoopers, LLP (“PWC”), the Fund’s independent registered public accounting firm, billed to the Fund during the Fund’s last two fiscal years. The Audit Committee approved in advance all audit services and non-audit services that PWC provided to the Fund.

Services that the Fund’s Independent Registered Public Accounting Firm Billed to the Fund

Fiscal Year Ended November 30,	Audit Fees Billed to Fund	Audit-Related Fees Billed to Fund	Tax Fees Billed to Fund	All Other Fees Billed to Fund
2015	$60,000	$0	$0	$0
2014*	n/a	$0	$0	$0

*Fund commenced operations on February 3, 2015.

Services that the Fund’s Independent Registered Public Accounting Firm Billed to the Adviser and Affiliated Fund Service Providers

The following table shows the amount of fees billed by PWC to Deutsche Investment Management Americas Inc. (“DIMA” or the “Adviser”), and any entity controlling, controlled by or under common control with DIMA (“Control Affiliate”) that provides ongoing services to the Fund (“Affiliated Fund Service Provider”), for engagements directly related to the Fund’s operations and financial reporting, during the Fund’s last two fiscal years.

Fiscal Year Ended November 30,	Audit-Related Fees Billed to Adviser and Affiliated Fund Service Providers	Tax Fees Billed to Adviser and Affiliated Fund Service Providers	All Other Fees Billed to Adviser and Affiliated Fund Service Providers
2015	$0	$30,661	$0
2014	$0	$63,439	$0

The “Tax Fees Billed to the Advisor” were billed for services associated with foreign tax filings.

Non-Audit Services

The following table shows the amount of fees that PWC billed during the Fund’s last two fiscal years for non-audit services. The Audit Committee pre-approved all non-audit services that PWC provided to the Adviser and any Affiliated Fund Service Provider that related directly to the Fund’s operations and financial reporting. The Audit Committee requested and received information from PWC about any non-audit services that PWC rendered during the Fund’s last fiscal year to the Adviser and any Affiliated Fund Service Provider. The Committee considered this information in evaluating PWC’s independence.

Fiscal Year Ended November 30,	Total Non-Audit Fees Billed to Fund (A)	Total Non-Audit Fees billed to Adviser and Affiliated Fund Service Providers (engagements related directly to the operations and financial reporting of the Fund) (B)	Total Non-Audit Fees billed to Adviser and Affiliated Fund Service Providers (all other engagements) (C)	Total of (A), (B) and (C)
2015	$0	$30,661	$0	$30,661
2014	$0	$63,439	$0	$63,439

Audit Committee Pre-Approval Policies and Procedures. Generally, each Fund’s Audit Committee must pre approve (i) all services to be performed for a Fund by a Fund’s Independent Registered Public Accounting Firm and (ii) all non-audit services to be performed by a Fund’s Independent Registered Public Accounting Firm for the DIMA Entities with respect to operations and financial reporting of the Fund, except that the Chairperson or Vice Chairperson of each Fund’s Audit Committee may grant the pre-approval for non-audit services described in items (i) and (ii) above for non-prohibited services for engagements of less than $100,000. All such delegated pre approvals shall be presented to each Fund’s Audit Committee no later than the next Audit Committee meeting.

There were no amounts that were approved by the Audit Committee pursuant to the de minimis exception under Rule 2-01 of Regulation S-X.

According to the registrant’s principal Independent Registered Public Accounting Firm, substantially all of the principal Independent Registered Public Accounting Firm's hours spent on auditing the registrant's financial statements were attributed to work performed by full-time permanent employees of the principal Independent Registered Public Accounting Firm.

***

In connection with the audit of the 2015 financial statements, the Fund entered into an engagement letter with PwC. The terms of the engagement letter required by PwC, and agreed to by the Fund’s Audit Committee, include a provision mandating the use of mediation and arbitration to resolve any controversy or claim between the parties arising out of or relating to the engagement letter or the services provided there-under.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS

Not applicable

ITEM 6.	SCHEDULE OF INVESTMENTS

Not applicable

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS

Not applicable

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

There were no material changes to the procedures by which shareholders may recommend nominees to the Fund’s Board. The primary function of the Nominating and Governance Committee is to identify and recommend individuals for membership on the Board and oversee the administration of the Board Governance Guidelines. Shareholders may recommend candidates for Board positions by forwarding their correspondence by U.S. mail or courier service to Kenneth C. Froewiss, Independent Chairman, Deutsche Mutual Funds, P.O. Box 390601, Cambridge, MA 02139.

ITEM 11.	CONTROLS AND PROCEDURES

	(a)	The Chief Executive and Financial Officers concluded that the Registrant’s Disclosure Controls and Procedures are effective based on the evaluation of the Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

	(b)	There have been no changes in the registrant’s internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal controls over financial reporting.

ITEM 12.	EXHIBITS

	(a)(1)	Code of Ethics pursuant to Item 2 of Form N-CSR is filed and attached hereto as EX-99.CODE ETH.

	(a)(2)	Certification pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) is filed and attached hereto as Exhibit 99.CERT.

	(b)	Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) is furnished and attached hereto as Exhibit 99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant:	Deutsche MLP & Energy Infrastructure Fund, a series of Deutsche Securities Trust

By:	/s/Brian E. Binder Brian E. Binder President

Date:	January 29, 2016

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/Brian E. Binder Brian E. Binder President

Date:	January 29, 2016

By:	/s/Paul Schubert Paul Schubert Chief Financial Officer and Treasurer

Date:	January 29, 2016